ADJUSTABLE RATE NOTE
                         (3 Year Treasury Index - Rate Caps)

          THIS NOTE CONTAINS PROVISIONS ALLOWING FOR CHANGES IN MY INTEREST RATE AND MY MONTHLY PAYMENT. THIS NOTE LIMITS THE AMOUNT MY INTEREST RATE CAN CHANGE AT ANY ONE TIME AND THE MAXIMUM RATE I MUST PAY.

               MAY 30, 1997        ROCHESTER      NEW YORK
                                   (City)         (State)

                     604 BEACH AVENUE, ROCHESTER, NEW YORK 14612
                                  (Property Address)

          1.  BORROWER'S PROMISE TO PAY

               In return for a loan that I have received, I promise to pay U.S. $166,250.00 (this amount is called "principal"), plus interest, to the order of the Lender. The Lender is FIRST NATIONAL BANK OF ROCHESTER. I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder".

          2.  INTEREST

               Interest will be charged on unpaid principal until the full amount of principal has been paid. I will pay interest at a yearly rate of 6.875%. The interest rate I will pay will change in accordance with Section 4 of this Note. The interest rate required by this Section 2 and Section 4 of this Note is the rate I will pay both before and after any default described in Section 7(B) of this Note.

          3.  PAYMENTS

               (A) Time and Place of Payments

               I will pay principal and interest by making payments every month.

               I will make by monthly payments on the 1st day of each month beginning on JULY 1, 1997. I will make these payments every month until I have paid all of the principal and interest and any other charges described below that I may owe under this Note. My monthly payments will be applied to interest before principal. If, on JUNE 1, 2027, I still owe amounts under this Note, I will pay those amounts in full on that date, which is called the "maturity date".

               I will make my monthly payments at 35 STATE STREET, ROCHESTER, NEW YORK 14614 or at a different place if required by the Note Holder.

               (B) Amount of Monthly Payments

               Each of my initial monthly payments will be in the amount of U.S. $1,092.15. This amount may change.

               (C)  Monthly Payment Changes

               Changes in my monthly payment will reflect changes in the unpaid principal of my loan and in the interest rate that I must pay. The Note Holder will determine my new interest rate and the changed amount of my monthly payment in accordance with Section 4 of this Note.


          MULTISTATE ADJUSTABLE RATE NOTE 3 YEAR ARM- Single Family - Fannie Mae/Freddie Max Uniform Instrument Form 3504 7/88


          4.  INTEREST RATE AND MONTHLY PAYMENT CHANGES

               (A)  Change Dates
               The interest rate I will pay may change on the first day of JUNE, 2000, and on that day every 36th month thereafter. Each date on which my interest rate could change is called a "Change Date".

               (B)  The Index
               Beginning with the first Change Date, my interest rate will be based on an Index. The "Index" is the weekly average yield on United States Treasury securities adjusted to a constant maturity of 3 years, as made available by the Federal Reserve Board. The most recent Index figure available as of the date 45 days before each Change Date is called the "Current Index".

               If the Index is no longer available, the Note Holder will choose a new index that is based upon comparable information. The Note Holder will give me notice of this choice.

               (C)  Calculation of Changes
               Before each Change Date, the Note Holder will calculate my new interest rate by adding two and eight hundred seventy-five thousandths percentage points (2.875%) to the Current Index. The Note Holder will then round the result of this addition to the nearest one-eighth of one percent point (0.125%). Subject to the limits stated in Section 4(D) below, this rounded amount will be my new interest rate until the next Change Date.

               The Note Holder will then determine the amount of the monthly payment that would be sufficient to repay the unpaid principal that I am expected to owe at the Change Date in full on the maturity date at my new interest rate in substantially equal payments. The result of this calculation will be the new amount of my monthly payment.

               (D)  Limits on Interest Rate Changes
               The interest rate I am required to pay at the first Change Date will not be greater than 8.875% or less than 4.875%. Thereafter, my interest rate will never be increased or decreased on any single Change Date by more than two percentage points (2.0%) from the rate of interest I have been paying for the preceding 36 months. My interest rate will never be greater than 11.875%.

               (E)  Effective Date of Changes
               My new interest rate will become effective on each Change Date. I will pay the amount of my new monthly payment beginning on the first monthly payment date after the Change Date until the amount of my monthly payment changes again.

               (F)  Notice of Changes
               The Note Holder will deliver or mail to me a notice of any changes in my interest rate and the amount of my monthly payment before the effective date of any change. The notice will include information required by law to be given me and also the title and telephone number of a person who will answer any question I may have regarding the notice.

          5.  BORROWER'S RIGHT TO PREPAY

               I have the right to make payments of principal at any time before they are due. A payment of principal only is known as a "prepayment". When I make a prepayment, I will tell the Note Holder in writing that I am doing so.

               I may make a full prepayment or partial prepayments without paying any prepayment charge. The Note Holder will use all of my prepayments to reduce the amount of principal that I owe under this Note. If I make a partial prepayment, there will be no changes in the due date of my monthly payment unless the Note Holder agrees in writing to those changes. My partial prepayment may reduce the amount of my monthly payments after the first Change Date following my partial prepayment. However, any reduction due to my partial prepayment may be offset by an interest rate increase.

          6.  LOAN CHARGES

               If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums already collected from me which exceeded permitted limits will be refunded to me. The Note Holder may choose to make this refund by reducing the principal I owe under this Note or by making a direct payment to me. If a refund reduces principal, the reduction will be treated as a partial prepayment.


          7.  BORROWER'S FAILURE TO PAY AS REQUIRED

               (A) Late Charge for Overdue Payments

               If the Note Holder has not received the full amount of any monthly payment by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be 2.00% of my overdue payment of principal and interest. I will pay this late charge promptly but only once on each late payment.

               (B) Default

               If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

               (C) Notice of Default

               If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of principal which has not been paid and all of the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is delivered or mailed to me.

               (D) No Waiver By Note Holder

               Even if, at a time which I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

               (E) Payment of Note Holder's Costs and Expenses

               If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

          8.  GIVING OF NOTICES

               Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by delivering it or by mailing it by first class mail to me at the Property Address above or at a different address if I give the Note Holder a notice of my different address.

               Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

          9.  OBLIGATIONS OF PERSONS UNDER THIS NOTE

               If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its right under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

          10.  WAIVERS

               I and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

          11.  UNIFORM SECURED NOTE

               This Note is a uniform instrument with limited variations in some jurisdictions. In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Security Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions are described as follows:

               Transfer of the Property or a Beneficial Interest in Borrower. If all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument. Lender also shall not exercise this option if:(a) Borrower causes to be submitted to Lender information required by Lender to evaluate the intended transferee as if a new loan were being made to the transferee; and (b) Lender reasonably determines that Lender's security will not be impaired by the loan assumption and that the risk of a breach of any covenant or agreement in this Security Instrument is acceptable to Lender.

               To the extent permitted by applicable law, Lender may charge a reasonable fee as a condition to Lender's consent to the loan assumption. Lender may also require the transferee to sign an assumption agreement that is acceptable to Lender and that obligates the transferee to keep all the promises and agreements made in the Note and in this Security Instrument. Borrower will continue to be obligate under this Note and this Security Instrument unless Lender releases Borrower in writing.

               If Lender exercises the option to require immediate payment in full, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

               WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.


                                          s/ Stacy C. Campbell   (Seal)
                                        _________________________
                                             STACY C. CAMPBELL -Borrower


                                           s/ Judith A. Campbell (Seal)
                                        _________________________
                                             JUDITH A. CAMPBELL -Borrower

                           ADDENDUM TO ADJUSTABLE RATE NOTE
                       (FIXED INTEREST RATE CONVERSION OPTION)

               This Addendum is made this 30th day of May, 1997, and is incorporated into, amends and modifies the Adjustable Rate Note (the "Note") by the undersigned (the "Borrower") to FIRST NATIONAL BANK OF ROCHESTER (the "Lender") and dated the same date as this Addendum.

          A.   INTEREST

               The last sentence of Section 2 of the Note is deleted, and the following sentence is added in its place:

               The interest rate required by this Section 2 and either
          Section 4 of the Note or Section B of this Addendum and the Addendum to the Adjustable Rate Rider is the interest rate I will pay both before and after any default described in Section 7(b) of this Note.

          B.   FIXED INTEREST RATE CONVERSION OPTION

               1.  Option to Convert to Fixed Rate

               I have a "conversion Option" which I can exercise unless I am in default or the terms of this Section B will not permit me to do so. The Conversion Option is my option to convert the interest rate I am required to pay by this Note from an adjustable rate with interest rate limits to the fixed rate calculated under Section 3 below.

               Upon my notification to the Lender that I want to convert my interest rate, I have exercised My Conversion Option. The date of my notification is the "Election Date". I may exercise the Conversion Option only once and only during the period beginning with my thirteenth (13th) full monthly payment of principal and interest and ending on the fifth (5th) anniversary of the date of Note ("Conversion Period").

               2.  Conditions of Conversion Option

               The Lender may approve the Conversion if the following conditions are met: (i) I must exercise my Conversion Option by notifying the Lender of my desire to convert; (ii) I may not have been in default at any time in the 12 months preceding the Election Date; (iii) on the Conversion Date, I must not be in default under the Note or the Security Instrument; (iv) by a date specified by the Lender, I must pay the Lender a conversion fee of U.S. $250.00; (v) I must sign and postmark for return to the Lender, all documents the Lender requires in order to process the conversion request, within (10) calendar days of the date on which the Lender sent me the Conversion Package containing all such documents; (vi) I must qualify for the outstanding principal balance owed to the Lender based upon the Lender's then existing policy and underwriting standards for converted fixed rate loans; and (vii) the property must be occupied by me as my primary or secondary residence as a legal 1-4 family residence.

               3.  Calculation of Fixed Rate

               The Conversion Rate shall be equal to the Federal National Mortgage Association's required net yield as of the Election Date for:

               (a) (If the original term of the Note is greater than 15 years), 30-year fixed rate mortgages covered by applicable 60-day mandatory delivery commitments, plus either five eights of one percent (.625%) or, plus one percent (1%) if the original principal balance of the Note exceeds conforming balance limits as defined by FNMA at the time of conversion.
                                          or

               (b) (If the original term of the Note is 15 years or less), 15-year fixed rate mortgages covered by applicable 60-day mandatory delivery commitments, plus either five-eights of one percent (.625%) or, plus one percent (1%) if the original principal balance of the Note exceeds conforming balance limits as defined by FNMA at the time of conversion.

               The Lender will then round the result of this addition to the nearest one eighth of one percentage point (0.125%) if this required net yield cannot be determined because the applicable commitments are not available, the Lender will determine my Conversion Rate by using comparable information. In no event will the Conversion Rate exceed the Maximum Rate stated in
          Section 4(D) of the Note.

               To notify Lender of my desire to convert my interest rate (exercise my Option to Convert) or to obtain information relative to the effective interest rate(s) for converted fixed rate loans, I must call the Lender at the following telephone number(s): 325-6297 (within Rochester, NY), 1-800-824-5018 (all other areas within NY State), or 1-800-843-8434 (outside of NY State).

               4.  Lien Priority

               Even if I have satisfied all of the conditions described in Subsections 1,2 and 3 above, the Lender must receive such title insurance that the Lender deems to be necessary to insure the continued first priority lien status of the Security Instrument after the Conversion Rate becomes effective. Satisfactory title insurance may be available only if I pay all amount(s) that may be secured by a lien or encumbrance on the mortgaged property that arose after the date of the Note.

               5.  New Payment Amount and Effective Date

               If I exercise my Option to Convert, the Lender will determine the amount of the monthly principal and interest payment that would be sufficient to repay the unpaid principal balance that I am expected to owe on the Conversion Date in full on the maturity date at the Conversion Rate in substantially equal monthly payments. The result of this calculation will be the new amount of my monthly principal and interest payment. The "Conversion Date" shall be the effective date of the Conversion Rate and will be set forth in the modification agreement that the Lender and I will execute. The Conversion Date will no later than the first day of the third month following the Election Date.

          C.   TRANSFER OF THE PROPERTY OR A BENEFICIAL INTEREST IN
          BORROWER

               Paragraph 11 of the Note is deleted and the following is inserted in its place:

               11. Uniform Secured Note. This Note is a uniform instrument with limited variation in some jurisdictions. In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust or Security Deed (the "Security Instrument") dated the same date of this Note, protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Security Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions are described as follows:

               (a) Unless my interest rate is converted pursuant to the condition stated in Section B of the Addendum of the Note, Uniform Covenant 17 of the Security Instrument is described as follows:

               Transfer of the Property or a Beneficial Interest in Borrower. If all or any part of the property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument. Lender also shall not exercise this option if: (a) Borrower causes to be submitted to Lender information required by Lender to evaluate the intended transferee as if a new loan were being made to the transferee; and (b) Lender reasonable determines that Lenders security will not be impaired by the loan assumption and that the risk of a breach of any covenant or agreement in this Security Instrument is acceptable to Lender.

               To the extent permitted by applicable law, Lender may charge a reasonable feet as a condition to Lenders consent to the loan assumption. Lender may also require the transferee to sign an assumption agreement that is acceptable to Lender and that obligates the transferee to keep all promises and agreements made in the Note and in this Security Instrument. Borrower will continue to be obligated under the Note and this Security Instrument unless Lender release Borrower in writing.

               If Lender exercises the option to require immediate payment in full, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument without further notice or demand on Borrower.

               (b)  If the interest rate I am required to pay under this
          Note is converted to a fixed rate of interest pursuant to the terms and conditions stated in Section B in the Addendum to the Note, Uniform Covenant 17 of the Security Instrument described in Section (11a) above, shall then cease to be in effect and Uniform Covenant 17 of the Security Instrument shall instead be described as follows:

               Transfer of the Property or a Beneficial Interest in Borrower, if all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument.

               If Lender exercises this option Lender shall give Borrower notice of acceleration. This Notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

               By SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Addendum to the Note.


                                           s/ Stacy C. Campbell
                                        _______________________
                                             STACY C. CAMPBELL Borrower

                                           s/ Judith A. Campbell
                                        ________________________
                                             JUDITH A. CAMPBELL Borrower

          3232\3233  Note Add.  3-92

          PLEASE RECORD & RETURN TO:
          FIRST NATIONAL BANK OF ROCHESTER
          35 State Street
          Rochester, New York  14614
               Attn:  Pat Falkoff


          ---------(Space Above This Line For Recording Data)--------------


                                       MORTGAGE

          WORDS USED OFTEN IN THIS DOCUMENT
          (A) "Security Instrument". This document, which is dated May 30, 1997, will be called the "Security Instrument".


          (B)  "Borrower".         STACY C. CAMPBELL and JUDITH A. CAMPBELL

          sometimes will be called "Borrower" and sometimes simply "I" or "me".

          (C) "Lender". First National Bank of Rochester will be called "Lender". Lender is a corporation or association which exists under the laws of the United States of America.

          Lender's address is 35 State Street, Rochester, New York 14614

          (D) "Note". The note signed by Borrower and dated May 30, 1997, will be called the "Note." The Note shows that I owe Lender ONE HUNDRED SIXTY-SIX THOUSAND TWO HUNDRED FIFTY and 00/100 Dollars (U.S. $166,250.00) plus interest. I have promised to pay this debt in monthly payments and to pay the debt in full by June 1, 2027.

          (E) "Property". The property that is described below in the section titled "Description of the Property", will be called the "Property".

          (F) "Sums Secured". The amounts described below in the section titled "Borrower's Transfer to Lender of Rights in the Property" sometimes will be called the "Sums Secured".

          BORROWER'S TRANSFER TO LENDER OF RIGHTS IN THE PROPERTY
          I mortgage, grant and convey the Property to Lender subject to the terms of this Security Instrument. This means that, by signing this Security Instrument, I am giving Lender those rights that are stated in this Security Instrument and also those rights that the law gives to Lenders who hold mortgages on real property. I am giving Lender these rights to protect Lender from possible losses that might result if I fail to:
          (A) Pay all the amounts that I owe Lender as stated in this Note;
          (B) Pay, with interest, any amounts that Lender spends under Paragraphs 2 and 7 of this Security Instrument to protect the value of the Property and Lender's rights in the Property; and
          (C) Keep all of my other promises and agreements under this Security Instrument;

          NEW YORK--Single Family-- Fannie Mae/Freddie Mac UNIFORM
          INSTRUMENT     form 3033 10/91
          Item 1930 (9111)
                         DESCRIPTION OF PROPERTY

          I give Lender rights in the Property described in (A) through (G) below:

          (A)  The Property which is located at   604 Beach Avenue
                                             [Street]
          Rochester, New York 14612            This property is in
            [City]            [Zip Code]

          MONROE    County.  It has the following legal description:

               SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF.

          Mortgagors covenant that the within described premises is a dwelling or residence for not more than two families.


          (B) All buildings and other improvements that are located on the Property described in subparagraph (A) of this section;

          (C) All rights in other property that I have as owner of the Property described in subparagraph (A) of this section. These rights are known as "easements and appurtenances attached to the Property";

          (D) All rights that I have in the land which lies in the streets or roads in front of, or next to, the Property described in subparagraph (A) of this section;

          (E) All fixtures that are now or in the future will be on the Property described in subparagraph (A) and (B) of this section;

          (F) All of the rights and property described in subparagraphs (B) through (E) of this section that I acquire in the future; and

          (G) All replacements of or additions to the Property described in subparagraphs (B) through (F) of this section.

          BORROWERS' RIGHT TO MORTGAGE THE PROPERTY AND BORROWER'S OBLIGATION TO DEFEND OWNERSHIP OF THE PROPERTY

          I promise that: (A) I lawfully own the Property; (B) I have the right to mortgage, grant and convey the Property to Lender; and
          (C) there are not outstanding claims or charges against the Property, except for those which are of public record.

          I give a general warranty of title to Lender. This means that I will be fully responsible for any losses which Lender suffers because someone other than myself has some of the rights in the Property which I promise that I have. I promise that I will defend my ownership of the Property against any claims of such rights.

          PLAIN LANGUAGE SECURITY INSTRUMENT
          This Security Instrument contains promises and agreements that are used in real property security instruments all over the country. It also contains other promises and agreements that vary, to a limited extent, in different parts of the country. My promises and agreements are stated in "plain language".


                                      COVENANTS

          I promise and I agree with Lender as follows:

          1.   BORROWER'S PROMISE TO PAY

          I will pay to Lender on time principal and interest due under the Note and any prepayment and late charges due under the Note.

          2.   MONTHLY PAYMENTS FOR TAXES AND INSURANCE
          (A)  Borrower's Obligation
          I will pay to Lender all amounts necessary to pay for taxes, assessments, water frontage charges and other similar charges, sewer rents, leasehold payments or ground rents (if any), hazard or property insurance covering the Property, and flood insurance (if any). If Lender required mortgage insurance as a condition of making the loan that I promise to pay under the Note, (i) I also will pay to Lender all amounts necessary to pay for mortgage insurance, and (ii) if, under Paragraph 8 below, instead of paying for mortgage insurance I am required to pay Lender an amount equal to the cost of mortgage insurance, I will pay this amount to Lender. I will pay all of these amounts to Lender unless Lender tells me, in writing, that I do not have to do so, or unless the law required otherwise. I will make these payments on the same day that my monthly payments of principal and interest are due under the Note.

          My payments under this Paragraph 2 will be for the items listed in (i) through (iv) below, which are called "Escrow Items":

          (i) The estimated yearly taxes, assessments, water frontage charges and other similar charges, and sewer rents on the Property which under the law may be superior to this Security Instrument as a lien on the Property. Any claim, demand or charge that is made against Property because an obligation has not been fulfilled is known as a "lien".

          (ii) The estimated yearly leasehold payments or ground rents on the Property (if any);

          (iii) The estimated yearly premium for hazard or property insurance covering the Property:

          (iv) The estimated yearly premium for flood insurance covering the Property (if any);

          (v) The estimated yearly premium for mortgage insurance (if any);
          and

          (vi) The estimated yearly amount I may be required to pay Lender under Paragraph 8 below instead of the payment of the estimated yearly premium for mortgage insurance (if any).

          Lender will estimate from time to time the amount I will have to pay for Escrow Items by using existing assessments and bills and reasonable estimates of the amount I will have to pay for Escrow Items in the future, unless the law requires Lender to use another method for determining the amount I am to pay. The amounts that I pay to Lender for Escrow Items under this Paragraph 2 will be called the "Funds". The Funds are pledged as additional security for all Sums Secured.

          The law puts limits on the total amount of Funds Lender can at any time collect and hold. This total amount cannot be more than the maximum amount a lender for a "federally related mortgage loan" could require me to place in an "escrow account" under the federal law called the "Real Estate Settlement Procedures Act of 1974", as that law may be amended from time to time. If there is another law that imposes a lower limit on the total amount of Funds Lender can collect and hold, Lender will be limited to the lower amount.

          (B) Lender's Obligation

          Lender will keep the Funds in a savings or banking institution which has its deposits insured by a federal agency, instrumentality, or entity, or in any Federal Home Loan Bank. If Lender is such a savings or banking institution, Lender may hold the Funds. Except as described in this Paragraph 2, Lender will use the Funds to pay the Escrow Items. Lender will give to me, without charge, an annual accounting of the Funds. That accounting must show all additions to and deductions from the Funds and the reason for each deduction.

          Lender may not charge me for holding or keeping the Funds, for using the Funds to pay Escrow Items, for making a yearly analysis of my payment of Funds or for receiving, verifying and totaling assessments and making a yearly analysis of my payments of Funds or fore receiving, verifying and totaling assessments and bills. However, Lender may charge me for the services if Lender pays me interest on the Funds and if the law permits Lender to make such a charge. Lender also may require me to pay a one-time charge for an independent real estate tax reporting service used by Lender in connection with my loan, unless the law does not permit Lender to make such a charge. Lender will not be required to pay me any interest or earnings on the Funds unless either (i) Lender and I agree in writing, at the time I sign this Security Instrument, that Lender will pay interest on the Funds; or (ii) the law requires Lender to pay interest on the Funds.

          (C) Adjustments to the Funds

          Under the law, there is a limit on the amount of Funds Lender may hold. If the amount of Funds held by Lender exceeds this limit, then the law requires Lender to account to me in a special manner for the excess amount of Funds. There will be an excess amount if, at any time, the amount of Funds which Lender is holding or keeping is greater than the amount of Funds Lender is allowed to hold under the law.

          If, at any time, Lender has not received enough Funds to make the payments of Escrow Items when the payments are due, Lender may tell me in writing that an additional amount is necessary. I will pay to Lender whatever additional amount is necessary to pay the Escrow Items in full. Lender will determine the number of monthly payments I have in which to pay that additional amount, but the number of payments will not be more than twelve.

          When I have paid all of the Sums Secured, Lender will promptly refund to me any Funds that are then being held by Lender. If under Paragraph 21 below, Lender either acquires or sells the Property, then before the acquisition or sale, Lender will use any Funds which Lender is holding at the time of the acquisition or sale to reduce the Sums Secured.

          3.  APPLICATION OF BORROWER'S PAYMENTS

          Unless the law requires otherwise, Lender will apply each of my payments under the Note and under Paragraphs 1 and 2 above in the following order and for the following purposes:
          First, to pay any prepayment charges due under the Note;
          Next, to pay amounts due to Lender under Paragraph 2 above;
          Next, to pay interest due;
          Next, to pay principal due; and
          Last, to pay any late charges due under the Note.

          4.  BORROWER'S OBLIGATION TO PAY CHARGES, ASSESSMENTS AND CLAIMS

          I will pay taxes, assessments, water frontage charges and other similar charges, sewer rents, and any other charges and fines that may be imposed on the Property and that may be superior to this Security Instrument. I will also make payments due under my lease if I am a tenant on the Property and I will pay ground rents (if any) due on the Property. I will do this either by making the payments to Lender that are described in Paragraph 2 above or, if I am not required to make payments under Paragraph 2, by making the payments on time to the person owned them. (In this Security Instrument, the word "person" means any person, organization, governmental authority or other party). If I make direct payments, then promptly after making any of those payments I will give Lender a receipt which shows that I have done so. If I make payment to Lender under Paragraph 2, I will give Lender all notices or bills that I receive for the amounts due under this Paragraph 4.

          I will promptly pay or satisfy all liens against the Property that may be superior to this Security Instrument. However, this Security Instrument does not require me to satisfy a superior lien if: (A) I agree, in writing, to pay the obligation which gave rise to the superior lien and Lender approves the way in which I agree to pay that obligation; or (B) in good faith, I argue or defend against the superior lien in a lawsuit so that, during the lawsuit , the superior lien may not be enforced; or
          (C) I secure from the holder of that other lien an agreement, approved in writing by Lender, that the lien of this Security Instrument is superior to the lien held by that person. If Lender determines that any part of the Property is subject to a superior lien, Lender may give Borrower a notice identifying the superior lien. Borrower shall pay or satisfy the superior lien or take one or more of the actions set forth above within 10 days of the giving of notice.

          5. BORROWER'S OBLIGATION TO MAINTAIN HAZARD INSURANCE OR PROPERTY INSURANCE

          I will obtain hazard or property insurance to cover all buildings and other improvements that now are or in the future will be located on the Property. The insurance must cover loss or damage caused by fire, hazards normally covered by "extended coverage" hazard insurance policies and other hazards for which Lender requires coverage, including floods and flooding. The insurance must be in the amounts and for the periods of time required by Lender. I may choose the insurance company, but my choice is subject to Lender's approval. Lender may not refuse to approve my choice unless the refusal is reasonable. If I do not maintain the insurance coverage described above, Lender may obtain insurance coverage to protect Lender's rights in the property in accordance with paragraph 7 below.

          All of the insurance policies and renewals of those policies must include what is known as a "standard mortgage clause" to protect Lender. The form of all policies and renewals must be acceptable to Lender. Lender will have the right to hold the policies and renewals. If Lender requires, I will promptly give Lender all receipts of paid premiums and renewals notices that I receive.

          If there is a loss or damage to the Property, I will promptly notify the insurance company and Lender. If I do not promptly prove to the insurance company that the loss or damage occurred, then Lender may do so.

          The amount paid by the insurance company is called "proceeds". The proceeds will be used to repair or to restore the damages Property unless: (A) if is not economically feasible to make the repairs or to restoration; or (B) the use of the proceeds for that purpose would lessen the protection given to Lender by this Security Instrument; or (C) Lender and I have agreed in writing not to use the proceeds for that purpose. If the repair or restoration is not economically feasible or if it would lessen Lender's protection under this Security Instrument, then the proceeds will be used to reduce the amount that I owe to Lender under the Note and under this Security Instrument. If any of the proceeds remain after the amount that I owe to Lender has been paid in full, the remaining proceeds will be paid to me.

          If I abandon the Property, or if I do not answer, within 10 days, a notice from Lender stating that the insurance company has offered to settle a claim, Lender may collect the proceeds. Lender may use the proceeds to repair or restore the Property or to pay the Sums Secured. The 3-day period will begin when the notice is given.

          If any proceeds are used to reduce the amount of principal which I owe to Lender under the Note, that use will not delay the due date or change the amount of any of my monthly payments under the Note and under Paragraphs 1 and 2 above. However, Lender and I may agree in writing to those delays or changes.

          If Lender acquires the Property under Paragraph 21 below, all of my rights in the insurance policies will belong to Lender. Also, all of my rights in any proceeds which are paid because of damage occurred before the property is acquired by Lender or sold will belong to Lender. However, Lender's rights in those proceeds will not be greater than the Sums Secured immediately before the Property is acquired by Lender or sold.

          6. BORROWER'S OBLIGATION TO OCCUPY THE PROPERTY, TO MAINTAIN AND PROTECT THE PROPERTY, AND TO FULFILL ANY LEASE OBLIGATIONS; BORROWER'S LOAN APPLICATION

          (A) Borrower's Obligations to Occupy the Property
          I will occupy the Property and use the Property as my principal residence within sixty days after I sign this Security Instrument. I will continue to occupy the Property and to use the Property as my principal residence for at least one year. The one-year period will begin when I first occupy the Property. However, I will not have to occupy the Property and use the Property as my principal residence within the time frames set forth above if Lender agrees in writing that I do not have to do so. Lender may not refuse to agree unless the refusal is reasonable. I also will not have to occupy the Property and use the Property as my principal residence within the time set forth above if extenuating circumstances exist which are beyond by control.

          (B) Borrower's Obligations to Maintain and Protect the Property] I will keep the Property in good repair. I will not destroy, damage or harm the Property, and I will not allow the Property to deteriorate.

          I will be "in default" under this Security Instrument if I fail to keep any promise or ruling agreement made in this Security Instrument. I also will be in default under this Security Instrument if any civil or criminal action or proceeding for "forfeiture" (that is, a legal action or proceeding to require the Property, or any part of the Property, to be given up) is begun and Lender determines, in good faith, that this action or proceeding could result in a court ruling (i) that would require forfeiture of the Property or (ii) that would materially impair the lien of the Security Instrument or Lender's rights in the Property. I may correct the default by obtaining a court ruling that dismisses the legal action or proceeding, if Lender determines, in good faith, that this court ruling prevents forfeiture of my interests in the Property and also prevents any material impairment of (i) the lien created by this Security Instrument or (ii) Lender's rights in the Property. If I correct the default, I will have the right to have enforcement of this Security Instrument discontinued, as provided in Paragraph 18 below, even if Lender has required immediate payment in full.

          (C) Borrower's Obligation to Fulfill Any Lease Obligations
          If I do not own but am a tenant on the Property, I will fulfill all my obligations under my lease. I also agree that, if I acquire the fee title to the Property, my lease interest and the fee title will not merge unless Lender agrees to the merger in writing.

          (D) Borrower's Loan Application

          If, during the application process for the loan that I promise to pay under the Note, I made false or inaccurate statements to Lender about information important to Lender in determining my eligibility for the loan, Lender will treat my actions as a default under this Security Instrument. False or inaccurate statements about information important to the Lender would include a misrepresentation of my intentions to occupy the Property as a principal residence. This is just one example of a false or inaccurate statement of important information. Also, if during the loan application process I failed to provide Lender with information important to Lender in determining my eligibility for the loan, Lender will treat this as a default under this Security Instrument.

          7.  LENDER'S RIGHT TO PROTECT ITS RIGHTS IN THE PROPERTY
          If: (A) I do not keep my promises and agreements made in this Security Instrument, or (B) someone, including me, brings an legal proceeding that m may significantly affect Lender's rights in the property (such as a legal proceeding in bankruptcy, in probate, for condemnation or forfeiture, or to enforce laws or regulations), Lender may do and pay for whatever is necessary to protect the value of the Property and Lender's rights in the Property. Lender's actions may include appearing in court, paying reasonable attorneys' fees and entering on the Property to make repairs. Although Lender may take action under this Paragraph 7, Lender does not have to do so.

          I will pay to Lender any amounts, with interest, which Lender spends under this Paragraph 7. I will pay those amounts to Lender when Lender sends me a notice requesting that I do so. I will also pay interest on those amounts at the Note rate. Interest on each amount will begin on the date that the amount is spent by Lender. However, Lender and I may agree in writing to terms of payment that are different from those in this paragraph. This Security Instrument will protect Lender in case I do not keep this promise to pay those amounts with interest.

          8.  MORTGAGE INSURANCE
          If Lender required mortgage insurance as a condition of making the loan I promise to pay under the Note, I will pay the premiums for the mortgage insurance. If, for any reason, the mortgage insurance coverage lapses or ceases to be in effect, I will pay the premiums for substantially equivalent mortgage insurance coverage. However, the cost of this mortgage insurance coverage must be substantially equivalent to the cost to me of the previous mortgage insurance coverage, and the alternate mortgage insurer must be approved by Lender.

          If substantially equivalent mortgage coverage is not available, Lender will establish a "loss reserve" as a substitute for the mortgage insurance coverage. I will pay to Lender each month an amount equal to one-twelfth of the yearly mortgage insurance premium (as of the time the coverage lapsed or ceased to be in effect). Lender will retain these payments, and will use these payments to pay for losses that the mortgage insurance would have covered. Lender may choose to no longer require loss reserve payments, if mortgage insurance coverage again becomes available and is obtained. The mortgage insurance coverage must be in the amount and for the period of time required by Lender. The Lender must approve the insurance company providing coverage.

          I will pay the mortgage insurance premiums, or the loss reserve payments, until the requirement for mortgage insurance ends according to my written agreement with Lender or according to law. Lender may require me to pay the premiums, or the loss reserve payments, in the manner described in Paragraph 2 above.

          9.  LENDER'S RIGHT TO INSPECT THE PROPERTY
          Lender, and others authorized by Lender, may enter on and inspect the Property. They must do so in a reasonable manner and at reasonable times. Before or at the time an inspection is made, Lender must give me notice stating a reasonable purpose for the inspection.

          10.  AGREEMENTS ABOUT CONDEMNATION OF THE PROPERTY
          A taking of property by any governmental authority by eminent domain is known as "condemnation". I give to Lender my right:
          (A) to proceeds of all awards or claims for damages resulting from condemnation or other governmental taking of the Property; and (B) to proceeds from a sale of the Property that is made to avoid condemnation. All of those proceeds will be paid to Lender.

          If all of the Property is taken, the proceeds will be used to reduce the Sums Secured. If any of the proceeds remain after the amount that I owe to Lender has been paid in full, the remaining proceeds will be paid to me.

          Unless Lender and I agree otherwise in writing, if only a part of the Property is taken, and the fair market value of the Property immediately before the taking either is equal to, or greater than, the amount of the Sums Secured immediately before the taking, the amount that I owe the Lender will be reduced only by the amount of proceeds multiplied by a fraction; That fraction is as follows: (A) the total amount of the Sums Secured immediately before the taking, divided by (B) the fair market value of the Property immediately before the taking. The remainder of the proceeds will be paid to me.

          Unless Lender and I agree otherwise in writing or unless the law requires otherwise, if only a part of teh Property is taken, and the fair market value of the Property immediately before the taking is less than the amount of teh Sums Secured immediately before the taking, the proceeds will be used to reduce the Sums Secured.

          If I abandon the Property, or is I do not answer, within 30 days, a notice from Lender stating that a governmental authority has offered to make a payment or to settle a claim for damages, Lender has the authority to collect the proceeds. Lender may then use the proceeds to repair or restore the Property or to reduce the Sums Secured. The 30-day period will begin when the notice is given.

          If any proceeds are used to reduce the amount of principal which I owe to Lender under the Note, that use will not delay the due date or change the amount of any of my monthly payments under the Note and under Paragraphs 1 and 2 above. However, Lender and I may agree in writing to those delays or changes.

          11. CONTINUATION OF BORROWER'S OBLIGATION AND OF LENDER'S RIGHTS
          (A) Borrower's Obligation
          Lender may allow a person who takes over my rights and obligations to delay or to change the amount of the monthly payments of principal and interest due under the Note or under this Security Instrument. Even if Lender does this, however, that person and I will both still be fully obligated under the Note and under this Security Instrument.

          Lender may allow those delays or changes for a person who takes over my rights and obligations, even if Lender is required not to do so. Lender will not be required to bring a lawsuit against such a person for not fulfilling obligations under teh Note or under this Security Instrument, even if Lender is requested to do so.

          (B) Lender's Rights
          Even if Lender does not exercise or enforce any right of Lender under this Security Instrument or under the law, Lender will still have all those rights and may exercise and enforce them in the future. Even if Lender obtains insurance, pays taxes, or pays other claims, charges or liens against the Property, Lender will have the right under Paragraph 21 below to demand that I make immediate payment in full of the amount that I owe to Lender under the Note and under this Security Instrument.

          12. OBLIGATIONS OF BORROWER AND OF PERSONS TAKING OVER BORROWER'S RIGHTS OR OBLIGATIONS
          Any person who takes over my rights or obligations under this Security Instrument will have all of my rights and will be obligated to keep all of my promises and agreements made in this Security Instrument. Similarly, any person who takes over Lender's rights or obligations under this Security Instrument will have all of Lender's rights and will be obligated to keep all of Lender's agreements made in this Security Instrument.

          If more than one person signs this Security Instrument as Borrower, each of us is fully obligated to keep all of Borrower's promises and obligations contained in this Security Instrument. Lender may enforce Lender's rights under this Security Instrument against each of us individually or against all of us together. This means that any one of us may be required to pay all of the Sums Secured. However, if one of us does not sign the Note: (A) that person is signing this Security Instrument only to give that person's rights in the Property to Lender under the terms of this Security Instrument; and (B) that person is not personally obligated to pay the Sums Secured; and (C) that person agrees that Lender may agree with the other Borrowers to delay enforcing any of Lender's rights or to modify or make any accommodations with regard to the terms of this Security Instrument or the Note without the person's consent.

          13.  LOAN CHARGES
          If the loan secured by this Security Instrument is subject to a law which sets maximum loan charges, and that law is finally interpreted so that the interest or other loan charges collected or to be collected in connection with the loan exceed permitted limits: (A) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (B) any sums already collected from Borrower which exceeded permitted limits will be refunded to Borrower. Lender may choose to make this refund by reducing the principal owned under the Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment without any prepayment charge under the Note.

          14.  NOTICES REQUIRED UNDER THIS SECURITY INSTRUMENT
          Any notice that must be given tome under this Security Instrument will be given by delivering it or by mailing it by first class mail unless applicable law requires use of another method. The notice will be addressed to me at the address stated in the section above titled "Description of Property". A notice will be given to me at a different address if I give Lender a notice of my different address. Any notice that must be given to Lender under this Security Instrument will be given by mailing it to Lender's address stated in subparagraph (C) of the section above titled "Words Used Often In This Document". A notice will be mailed to Lender at a different address if Lender gives me a notice of a different address. A notice required by this Security Instrument is given when it is mailed or when it is delivered according to the requirements of this Paragraph 14 or of applicable law.

          15.  LAW THAT GOVERNS THIS SECURITY INSTRUMENT
          This Security Instrument is governed by federal law and the law that applies in the place where the Property is located. If any terms of this Security Instrument or of the Note conflicts with the law, all other terms of this Security Instrument and of the Note will still remain in effect if they can be given effect without the conflicting term. This means that any terms of this Security Instrument and of the Note which conflicts with the law can be separated from the remaining terms, and the remaining terms will still be enforced.

          16.  BORROWER'S COPY
          I will be given one conformed copy of the Note and of this Security Instrument.

          17. AGREEMENTS ABOUT LENDER'S RIGHTS IF THE PROPERTY IS SOLD OR TRANSFERRED
          Lender may require immediate payment in full of all Sums Secured by this Security Instrument if all or any part of the Property, or if any right in the Property, is sold or transferred without Lender's prior written permission. Lender also may require immediate payment in full if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person. However, Lender shall not require immediate payment in full if this is prohibited by federal law on the date of this Security Instrument.

          If Lender requires immediate payment in full under this Paragraph 17, Lender will give me a notice which states this requirement. The notice will give me at least 30 days to make the required payment during that period, Lender may act to enforce its rights under this Security Instrument without giving me any further notice or demand for payment.

          18. BORROWER'S RIGHT TO HAVE LENDER'S ENFORCEMENT OF THIS SECURITY INSTRUMENT DISCONTINUED
          Even if Lender has required immediate payment in full, I may have the right to have enforcement of this Security Instrument discontinued. I will have this right at any time before sale of the Property under any power of sale granted by this Security Instrument or any time before a judgment has been entered enforcing this Security Instrument if I meet the following conditions:
          (A) I pay to Lender the full amount that then would be due under this Security Instrument and the Note as if immediate payment is full had never been required; and
          (B) I correct my failure to keep any of other promises or agreements made in this Security Instrument; and
          (C) I pay all of Lender's reasonable expenses in enforcing this Security Instrument including, for example, reasonable attorneys's fees; and
          (D) I do whatever Lender reasonably requires to assure that Lender's rights in the Property, Lender's rights under this Security Instrument, and my obligations under the Note and under this Security Instrument continue unchanged.

          If I fulfill all of the conditions of this Paragraph 18, then the Note and this Security Instrument will remain in full effect as if immediate payment in full had never been required. However, I will not have the right to have Lender's enforcement of this Security Instrument discontinued if Lender has required immediate payment in full under paragraph 17 above.

          19. NOTE HOLDER'S RIGHT TO SELL THE NOTE OR AN INTEREST IN THE NOTE; BORROWER'S RIGHT TO NOTICE OF CHANGE OF LOAN SERVICER
          The Note, or an interest in the Note, together with this Security Instrument, may be sold one or more times. I may not receive any prior notices of these sales.

          The entity that collects my monthly payments due under the Note and this Security Instrument is called the "Loan Servicer". There may be a change of the Loan Servicer as a result of the sale of the Note; there also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. The law requires that I be given written notice of any change of the Loan Servicer. The written notice must be given in the manner required under Paragraph 14 above and under applicable law. The notice will state the name and address of the new Loan Servicer, and also tell me the address to which I should make my payments. The notice also will contain any other information required by the law.

          20. CONTINUATION OF BORROWER'S OBLIGATIONS TO MAINTAIN AND PROTECT THE PROPERTY
          The federal laws and the laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection are called "Environmental Laws". I will not do anything affecting the Property that violates Environmental Laws, and I will not allow anyone else to do so. Environmental Laws classify certain substances as toxic or hazardous. There are other substances that are considered hazardous for purposes of this Paragraph 20. These are gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials.

          The substances defined as toxic or hazardous by Environmental Laws and the substances considered hazardous for purposes of this Paragraph 20 are called "Hazardous Substances".

          I will not permit Hazardous Substances to be present on the Property. I will not use or store Hazardous Substances on the Property, and I will not allow anyone else to do so. I also will not dispose of Hazardous Substances on the Property, or release any Hazardous Substance on the Property, and I will not allow anyone else to do so. However, I may permit the presence on the Property of small quantities of Hazardous Substances that are generally recognized as appropriate for normal residential use and maintenance of the Property, and I may use or store these small quantities on the Property. In addition, unless law requires removal or other action. the buildings, the improvements and the fixtures on the Property are permitted to contain asbestos and asbestos-containing materials if the asbestos and asbestos-containing materials are undisturbed and "non-friable" (that is, not easily crumbled by hand pressure).

          If I know of any investigation, claim, demand, lawsuit or other action by the government or by a private party involving in the Property and any Hazardous Substance or Environmental Laws, I will promptly notify the Lender in writing. If the government notifies me (or I otherwise learn) that it is necessary to remove a Hazardous Substance affecting the Property or to take other remedial actions, I will promptly take all necessary remedial actions as required by Environmental Laws.

          21.  LENDER'S RIGHTS IF BORROWER FAILS TO KEEP PROMISES AND
          AGREEMENTS
          Except as provided in Paragraph 17 above, if all of the conditions stated in subparagraphs (A), (B) and (C) of the Paragraph 21 are met, Lender may require that I pay immediately the entire amount remaining unpaid under the Note and under this Security Instrument. Lender may do this without making any further demand for payment. This requirement is called "immediate payment in full".

          If Lender requires immediate payment in full, Lender may bring a lawsuit to take away all of my remaining rights in the Property and have the Property sold. At this sale Lender or another person may acquire the Property. This is known as "foreclosure and sale". In any lawsuit for foreclosure and sale, Lender will have the right to collect all costs and disbursements and additional allowances allowed by law and will have the right to add all reasonable attorneys' fees to the amount I owe Lender, which fees shall become part of the Sums Secured.

          Lender may require immediate payment in full under this Paragraph 21 only if all of the following conditions are met:

          (A) I fail to keep any promise or agreement made in this Security Instrument, including the promise to pay when due the Sums Secured.

          (B) Lender sends to me, in the manner described in Paragraph 14 above, a notice that states:
          (i)  The promise or agreement that I failed to keep;
          (ii) The action that I must take to correct that default;
          (iii) The date by which I must correct the default. That date must be at least 30 days from the date on which the notice is given;
          (iv) That if I do not correct the default by the date stated in the notice, Lender may require immediate payment in full, and Lender or another person may acquire the Property by means of foreclosure and sale;
          (v) That if I meet the conditions stated in Paragraph 18 above, I will have the right to have Lender's enforcement of this Security Instrument discontinued and to have the Note and Security Instrument remain fully effective as if immediate payment in full had never been required; and
           (vi) That I have the right in any lawsuit for foreclosure and sale to argue that I did keep my promises and agreements under the Note and under this Security Instrument, and to present any other defense that I may have.

          (C) I do not correct the default stated in the notice from Lender by the date stated in that notice.

          22. LENDER'S OBLIGATION TO DISCHARGE THIS SECURITY INSTRUMENT When Lender has been paid all amounts due under the Note and Under this Security Instrument, Lender will discharge this Security Instrument by delivering a certificate stating that this Security Instrument has been satisfied. I will not be required to pay Lender for the discharge, but I will pay all costs of recording the discharge in the proper official records.

          23.  AGREEMENTS ABOUT NEW YORK LIEN LAW
          I will receive all amounts lent to me by Lender subject to the trust fund provisions of Section 13 of the New York Lien Law. This means that if, on the date this Security Instrument is recorded, construction or other work on any buildings or other improvements located on the Property has not been completed for at least four months, I will: (A) hold all amounts which I receive and which I have a right to receive from Lender under the Note as a "trust fund"; and (B) use those amounts to pay for that construction or work before I use them for any other purpose.
          The fact that I am holding those amounts as a "trust fund" means that for any building or other improvement located on the Property I have a special responsibility under the law to use the amount in the manner described in this Paragraph 23.

          24.  RIDERS TO THIS SECURITY INSTRUMENT
          If one or more riders are signed by Borrower and recorded together with this Security Instrument, the promises and agreements of each rider are incorporated as a part of this Security Instrument. [Check applicable box(es)]

          X_Adjustable Rate Rider       __Condominium Rider      __1-4
          Family Rider

          __Graduated Payment Rider     __Planned Unit Development Rider
          __Biweekly Payment Rider

          __Balloon Rider               __Rate Improvement Rider __Second
          Home Rider

          X Other(s)  [Specify}         __VA Rider          X Due-on-
          Transfer       X Mortgage Rider
          Schedule "A"

               BY SIGNING BELOW, I accept and agree to the promises and agreements contained in pages 1 through 12 of this Security Instrument and in any rider(s) signed by me and recorded with it.

                                    s/ Stacy C. Campbell  (Seal)
                                    ____________________
                                    STACY A. CAMPBELL  Borrower


                                    s/ Judith A. Campbell (Seal)
                                    _____________________
                                    JUDITH A. CAMPBELL Borrower

                                    __________________________(Seal)
                                                  Borrower


                                    __________________________(Seal)
                                                  Borrower

                                DUE ON TRANSFER RIDER


               This rider, is dated May 30, 1997, and is a part of and changes the Mortgage of same date which I have given to secure my Note of this date (the "Note") to FIRST NATIONAL BANK OF ROCHESTER (the "Lender"). The Mortgage covers the property described in the Mortgage and located at:

                     604 BEACH AVENUE, ROCHESTER, NEW YORK 14612
                                      (Address)


          NOTICE:   This  Rider adds a  provision to the  Mortgage allowing
          the Lender to require repayment of the Note in full upon the sale or transfer of the property.

          AMENDED PROMISE.

          Lender and I agree that Uniform Promise 17 of the Mortgage is changed to read as follows:

          17. AGREEMENTS ABOUT LENDER'S RIGHTS IF THE PROPERTY IS SOLD OR TRANSFERRED.

          Lender may require Immediate Payment in Full, as that phrase is defined in Paragraph 18 below, if all or any part of the Property, or if any right in the property, is sold or transferred without Lender's prior written permission. Lender also may require Immediate Payment in Full is a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person. However, Lender shall not require Payment in Full if it is not authorized by Federal Law to do so.

          If Lender chooses to require immediate Payment in Full under this Paragraph 17, Lender will send me a notice, in the manner described in Paragraph 14 above, which states this requirement. The notice will give me at least 30 days to make the required payment. The 30 day grace period will begin on the date the notice is mailed or delivered. If I do not make the payment during that period, Lender may bring a lawsuit for "foreclosure and sale" under Paragraph 19 below without giving me any further notice or demand for payment.

          I will continue to be responsible for all of my promises and agreements under the Note and Mortgage even if I sell or transfer the Property to someone else, unless the Lender releases me in writing from my promises and agreements.

               By signing this Rider, I agree to all of the above.


                                                    s/ Stacy C. Campbell
                                                  ______________________
                                                  STACY C. CAMPBELL

                                                    s/ Judith A. Campbell
                                                  ______________________
                                                  JUDITH A. CAMPBELL


          DUE-ON-TRANSFER RIDER - New York - 1-4 Family - 3/83 FNMA/FHLMC Plain Language

                                ADJUSTABLE RATE RIDER
                          (3 Year Treasury Index-Rate Caps)

               THIS ADJUSTABLE RATE RIDER is made this 30th day of May, 1997, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust or Security Deed (the "Security Instrument") of the same date given by the undersigned (the "Borrower") to secure Borrower's Adjustable Rate Note (the "Note") to First National Bank of Rochester (the "Lender") of the same date and covering the property described in the Security Instrument and located at:

                     604 BEACH AVENUE, ROCHESTER, NEW YORK 14612
                                  (Property Address)

               THE NOTE CONTAINS PROVISIONS ALLOWING FOR CHANGES IN THE INTEREST RATE AND THE MONTHLY PAYMENT. THE NOTE LIMITS THE AMOUNT THE BORROWER'S INTEREST RATE CAN CHANGE AT ANY ONE TIME AND THE MAXIMUM RATE THE BORROWER'S MUST PAY.

               ADDITIONAL  COVENANTS.   In addition  to  the covenants  and
          agreements made in the Security Instrument, Borrower and Lender further covenant and agree as follows:

          A.   INTEREST RATE AND MONTHLY PAYMENT CHANGES

               The Note provides for an initial interest rate of 6.875%. The Note provides for changes in the interest rate and the monthly payments, as follows:

          4.   INTEREST RATE AND MONTHLY PAYMENT CHANGES
               (A)  Change Dates

               The interest rate I will pay may change on the first day of JUNE, 2000, and on that day every 36th month thereafter. Each date on which my interest rate could change is called a "Change Date."

               (B)  The Index

               Beginning with the first Change Date, my interest rate will be based on an Index. The "Index" is the weekly average yield on United States Treasury securities adjusted to a constant maturity of 3 years, as made availability by the Federal Reserve Board. The most recent Index figure available as of the date 45 days before each Change Date is called the "Current Index".

               If the Index is no longer available, the Note Holder will choose a new index that is based upon comparable information. The Note Holder will give me notice of this choice.

               (C)  Calculation of Changes

               Before each Change Date, the Note Holder will calculate my new interest rate by adding two and eight hundred seventy five thousandths percentage points (2.875%) to the Current Index. The Note Holder will then round the result of this addition to the nearest one-eighth of one percentage point (0.125%). Subject to the limits stated in Section 4 (D) below, this rounded amount will be my new interest rate until the next Change Date.

               The Note Holder will then determine the amount of the monthly payment that would be sufficient to repay the unpaid principal that I am expected to owe at the Change Date in full on the maturity date at my new interest rate in substantially equal payments. The result of this calculation will be the new amount of my monthly payment.

               (D)  Limits on Interest Rate Changes

               The Interest rate I am required to pay at the first Change Date will not be greater than 8.875% or less than 4.875%. Thereafter, my interest rate will never be increased or decreased on any single Change Date by more than two percentage points (2.0%) from the rate of interest I have been paying for the preceding 36 months. My interest rate will never be greater than 11.875%.


               (E)  Effective Date of Change

               My new interest rate will become effective on each Change Date. I will pay the new amount of my new monthly payment beginning on the first monthly payment date after the change date until the amount of my monthly payment changes again.

               (F)  Notice of Changes

               The Note Holder will deliver or mail to me a notice of any changes in my interest rate and the amount of my monthly payment before the effective date of any change. The notice will include information required by law to be given me and also the title and telephone number of a person who will answer any questions I may have regarding the notice.

               B.   TRANSFER  OF THE PROPERTY  OR A BENEFICIAL  INTEREST IN
          BORROWER
                 Uniform Covenant 17 of the Security Instrument is amended to read as follows:
               Transfer of the Property or a Beneficial Interest in Borrower. If all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument. Lender also shall not exercise this option if: (a) Borrower causes to be submitted to Lender information required by Lender to evaluate the intended transferee as if a new loan were being made to the transferee; and (b) Lender reasonably determines that Lender's security will not be impaired by the loan assumption and that the risk of a breach of any covenant or agreement in this Security Instrument is acceptable to Lender.

               To the extent permitted by applicable law, Lender may charge a reasonable fee as a condition to Lender's consent to the loan assumption. Lender may also require the transferee to sign an assumption agreement that is acceptable to Lender and that obligates the transferee to keep all the promises and agreements made in the Note and in this Security Instrument unless Lender releases Borrower in writing.

               If Lender exercises the option to require immediate payment in full, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

               BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Adjustable Rate Rider.


                                                s/ Stacy C. Campbell (Seal)
                                             __________________________
                                             STACY  C. CAMPBELL   Borrower


                                                s/  Judith A. Campbell (Seal)
                                             ___________________________
                                             JUDITH A. CAMPBELL   Borrower


          MULTISTATE ADJUSTABLE RATE RIDER - 3 YEAR ARM Single Family - Fannie Mae/Freddie Mac
          Form 3114

                          ADDENDUM TO ADJUSTABLE RATE RIDER

                       (FIXED INTEREST RATE CONVERSION OPTION)

               This Addendum is made this 30th day of May, 1997, and is incorporated into, amends and modifies the Adjustable Rate Rider (the "Rider") to the Mortgage, Deed of Trust, or Deed to Secure Debt (the "Security Instrument") each dated the same date as this Addendum and given by the undersigned (the "Borrower") to secure Borrower's Adjustable Rate Note, as amended by the Addendum to Adjustable Rate Note to First National Bank of Rochester (the "Lender") and dated the same date as this Addendum (the "Note") covering the property described in the Security Instrument and located at: 604 BEACH AVENUE, ROCHESTER, NEW YORK 14612. This Addendum shall supersede and control in the event of any inconsistency between this Addendum and the terms of the Note, the Security Instrument and/or the Rider.

               In accordance with Section B of the Addendum to the Adjustable Rate Note, the Borrower may elect to change the interest rate and the monthly payment, as follows:

          A.   INTEREST

               The last sentence of Section 2 of the Note is deleted, and the following sentence is added in its place:

               The  interest rate  required by  this  Section 2  and either
          Section 4 of the Note or Section B of this Addendum and the Addendum to the Adjustable Rate Rider is the interest rate I will pay both before and after any default described in Section 7(b) of this Note.

          B.   FIXED INTEREST RATE CONVERSION OPTION

               1.  Option to Convert to Fixed Rate

               I have a "conversion Option" which I can exercise unless I am in default or the terms of this Section B will not permit me to do so. The Conversion Option is my option to convert the interest rate I am required to pay by this Note from an adjustable rate with interest rate limits to the fixed rate calculated under Section 3 below.

               Upon my notification to the Lender that I want to convert my interest rate, I have exercised My Conversion Option. The date of my notification is the "Election Date". I may exercise the Conversion Option only once and only during the period beginning with my thirteenth (13th) full monthly payment of principal and interest and ending on the fifth (5th) anniversary of the date of Note ("Conversion Period").

               2.  Conditions of Conversion Option

               The Lender may approve the Conversion if the following conditions are met: (i) I must exercise my Conversion Option by notifying the Lender of my desire to convert; (ii) I may not have been in default at any time in the 12 months preceding the Election Date; (iii) on the Conversion Date, I must not be in default under the Note or the Security Instrument; (iv) by a date specified by the Lender, I must pay the Lender a conversion fee of U.S. $250.00; (v) I must sign and postmark for return to the Lender, all documents the Lender requires in order to process the conversion request, within (10) calendar days of the date on which the Lender sent me the Conversion Package containing all such documents; (vi) I must qualify for the outstanding principal balance owed to the Lender based upon the Lender's then existing policy and underwriting standards for converted fixed rate loans; and (vii) the property must be occupied by me as my primary or secondary residence as a legal 1-4 family residence.

               3.  Calculation of Fixed Rate

               The Conversion Rate shall be equal to the Federal National Mortgage Association's required net yield as of the Election Date for:


          3232/3233 Rider Add.  3-92

               (a) (If the original term of the Note is greater than 15 years), 30-year fixed rate mortgages covered by applicable 60-day mandatory delivery commitments, plus either five eights of one percent (.625%) or, plus one percent (1%) if the original principal balance of the Note exceeds conforming balance limits as defined by FNMA at the time of conversion.
                                          or

               (b) (If the original term of the Note is 15 years or less), 15-year fixed rate mortgages covered by applicable 60-day mandatory delivery commitments, plus either five-eights of one percent (.625%) or, plus one percent (1%) if the original principal balance of the Note exceeds conforming balance limits as defined by FNMA at the time of conversion.

               The Lender will then round the result of this addition to the nearest one eighth of one percentage point (0.125%) if this required net yield cannot be determined because the applicable commitments are not available, the Lender will determine my
          Conversion Rate by using comparable information. In no event will the Conversion Rate exceed the Maximum Rate stated in
          Section 4(D) of the Note.

               To notify Lender of my desire to convert my interest rate (exercise my Option to Convert) or to obtain information relative to the effective interest rate(s) for converted fixed rate loans, I must call the Lender at the following telephone number(s): 325-6297 (within Rochester, NY), 1-800-824-5018 (all other areas within NY State), or 1-800-843-8434 (outside of NY State).

               4.  Lien Priority

               Even if I have satisfied all of the conditions described in Subsections 1,2 and 3 above, the Lender must receive such title insurance that the Lender deems to be necessary to insure the continued first priority lien status of the Security Instrument after the Conversion Rate becomes effective. Satisfactory title insurance may be available only if I pay all amount(s) that may be secured by a lien or encumbrance on the mortgaged property that arose after the date of the Note.

               5.  New Payment Amount and Effective Date

               If I exercise my Option to Convert, the Lender will determine the amount of the monthly principal and interest payment that would be sufficient to repay the unpaid principal balance that I am expected to owe on the Conversion Date in full on the maturity date at the Conversion Rate in substantially equal monthly payments. The result of this calculation will be the new amount of my monthly principal and interest payment. The "Conversion Date" shall be the effective date of the Conversion Rate and will be set forth in the modification agreement that the Lender and I will execute. The Conversion Date will no later than the first day of the third month following the Election Date.

          C.   TRANSFER  OF  THE  PROPERTY  OR  A  BENEFICIAL  INTEREST  IN
          BORROWER

               Paragraph 11 of the Note is deleted and the following is inserted in its place:

               11. Uniform Secured Note. This Note is a uniform instrument with limited variation in some jurisdictions. In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust or Security Deed (the "Security Instrument") dated the same date of this Note, protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Security Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions are described as follows:

               (a) Unless my interest rate is converted pursuant to the condition stated in Section B of the Addendum of the Note, Uniform Covenant 17 of the Security Instrument is described as follows:

          3232/3233 Rider Add.  3092

               Transfer of the Property or a Beneficial Interest in Borrower. If all or any part of the property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument. Lender also shall not exercise this option if: (a) Borrower causes to be submitted to Lender information required by Lender to evaluate the intended transferee as if a new loan were being made to the transferee; and (b) Lender reasonable determines that Lender's security will not be impaired by the loan assumption and that the risk of a breach of any covenant or agreement in this Security Instrument is acceptable to Lender.

               To the extent permitted by applicable law, Lender may charge a reasonable feet as a condition to Lender's consent to the loan assumption. Lender may also require the transferee to sign an assumption agreement that is acceptable to Lender and that obligates the transferee to keep all promises and agreements made in the Note and in this Security Instrument. Borrower will continue to be obligated under the Note and this Security Instrument unless Lender release Borrower in writing.

               If Lender exercises the option to require immediate payment in full, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument without further notice or demand on Borrower.

               (b)  If  the interest rate I  am required to pay  under this
          Note is converted to a fixed rate of interest pursuant to the terms and conditions stated in Section B in the Addendum to the Note, Uniform Covenant 17 of the Security Instrument described in Section (11a) above, shall then cease to be in effect and Uniform Covenant 17 of the Security Instrument shall instead be described as follows:

               Transfer of the Property or a Beneficial Interest in Borrower, if all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument.

               If Lender exercises this option Lender shall give Borrower notice of acceleration. This Notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

               By SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Adjustable Rate Rider.




                                             s/ Stacy C. Campbell
                                             _________________________
                                             STACY  C.  CAMPBELL  Borrower



                                             s/ Judith A. Campbell
                                             ________________________
                                             JUDITH A. CAMPBELL  Borrower

          3232/3233 Rider Add.  3-92

                                      Schedule A
        Premises:  604 Beach Avenue and Boat Lots 82-89

        County         Town/City      District       Sec. Block Lot
        Monroe         Rochester      Rochester      047. 21 1  31

        ALL THAT TRACT OR PARCEL OF LAND situate in the City of Rochester, County of Monroe and State of New York, known and described as follows: Commencing at a point on the north line of Beach Avenue as now laid out and forty (40) feet east from the intersection of said north line with the east line of what was formerly Oak Street; thence westerly along the north line of Beach Avenue sixty-five (65) feet to the center of what was formerly Oak Street; thence northerly along said center line extended northerly to the north line of the "Terrace" as shown on a map of "Guilford Bluff" filed in Monroe County Clerk's Office in Liber 7 of Maps at page 12; thence easterly along the north line of said "Terrace" sixty-five (65) feet more or less; thence southerly to the place of beginning.

        Also boat lots number 82, 83, 84, 86, 87, 88 and 89 as shown on said map of "Guilford Bluff".

        ALL THAT TRACT OR PARCEL OF LAND, situate in the City of Rochester, County of Monroe, State of New York, known and distinguished as Bath or Boat House Lot Number Eighty-five (85) as shown on a map of Guilford Bluff, so called, made by R. J. Smith, Surveyor, and filed in Monroe County Clerk's Office in Liber 7 of Maps, at page 12.

        Said Bath or Boat House Lot Eighty-five (85) located on the north side of the Terrace, on said Guilford Bluff, reference had to said Map, and each lot extends to a point eight (8) feet from the north line of the Protection Dock, and is ten (100 feet wide front and rear and about twenty (20) feet deep.

        Together with a right of way in common with other parties over a strip of land twenty feet in width taken from the west end of Lots 58 and 59 of the Guilford Bluff Tract which was conveyed by Halbert S. Greenleaf and wife to the Village of Charlotte by Deed dated August 29, 1901 and recorded June 3, 1902 in Monroe County Clerk's Office in Liber 651 of Deeds at page 429.

        Together with all the right, title and interest of said Leo V. Lyons, and Katharine A. Lyons, his wife, in the strip of land described in an instrument recorded in said Clerk's Office in Liber 599 of Deeds at page 280, lying north of Beach Avenue and south of the Bath or Boat House Lots is said tract.